Exhibit (h)(9)

Exhibit A to the Amended and Restated Transfer Agent Servicing Agreement –

Innovator ETFs Trust

Funds with an expense cap structure

Innovator IBD® 50 ETF

Funds with a unitary fee structure

Innovator IBD® Breakout Opportunities ETF

Innovator Deepwater Frontier Tech ETF

Innovator S&P Investment Grade Preferred ETF

Innovator Gradient Tactical Rotation Strategy ETF

Innovator Laddered Allocation Buffer ETF

Innovator Laddered Allocation Power Buffer ETF

Innovator Buffer Step-Up Strategy ETF

Innovator Power Buffer Step-Up Strategy ETF

Innovator Hedged TSLA Strategy ETF

Innovator Uncapped Accelerated U.S. Equity ETF

Innovator Equity Managed Floor ETF

Innovator Nasdaq-100® Managed Floor ETF

Innovator U.S. Equity Buffer ETF – January

Innovator U.S. Equity Ultra Buffer ETF – January

Innovator U.S. Equity Power Buffer ETF – January

Innovator U.S. Equity Buffer ETF – February

Innovator U.S. Equity Ultra Buffer ETF – February

Innovator U.S. Equity Power Buffer ETF – February

Innovator U.S. Equity Buffer ETF – March

Innovator U.S. Equity Ultra Buffer ETF – March

Innovator U.S. Equity Power Buffer ETF – March

Innovator U.S. Equity Buffer ETF – April

Innovator U.S. Equity Ultra Buffer ETF – April

Innovator U.S. Equity Power Buffer ETF – April

Innovator U.S. Equity Buffer ETF – May

Innovator U.S. Equity Ultra Buffer ETF – May

Innovator U.S. Equity Power Buffer ETF – May

Innovator U.S. Equity Buffer ETF – June

Innovator U.S. Equity Ultra Buffer ETF – June

Innovator U.S. Equity Power Buffer ETF – June

Innovator U.S. Equity Buffer ETF – July

Innovator U.S. Equity Ultra Buffer ETF – July

Innovator U.S. Equity Power Buffer ETF – July

Innovator U.S. Equity Buffer ETF – August

Innovator U.S. Equity Ultra Buffer ETF – August

Innovator U.S. Equity Power Buffer ETF – August

Innovator U.S. Equity Buffer ETF – September

Innovator U.S. Equity Ultra Buffer ETF – September

Innovator U.S. Equity Power Buffer ETF – September

Innovator U.S. Equity Buffer ETF – October

Innovator U.S. Equity Ultra Buffer ETF – October

Innovator U.S. Equity Power Buffer ETF – October

Innovator U.S. Equity Buffer ETF – November

Innovator U.S. Equity Ultra Buffer ETF – November

Innovator U.S. Equity Power Buffer ETF – November

Innovator U.S. Equity Buffer ETF – December

Innovator U.S. Equity Ultra Buffer ETF – December

Innovator U.S. Equity Power Buffer ETF – December

Innovator U.S. Small Cap Power Buffer ETF – January

Innovator U.S. Small Cap Power Buffer ETF – June

Innovator U.S. Small Cap Power Buffer ETF – January

Innovator U.S. Small Cap Power Buffer ETF – July

Innovator U.S. Small Cap Power Buffer ETF – October

Innovator Growth-100 Power Buffer ETF – January

Innovator Growth-100 Power Buffer ETF – April

Innovator Growth-100 Power Buffer ETF – June

Innovator Growth-100 Power Buffer ETF – July

Innovator Growth-100 Power Buffer ETF – October

Innovator International Developed Power Buffer ETF – January

Innovator International Developed Power Buffer ETF – February

Innovator International Developed Power Buffer ETF – March

Innovator International Developed Power Buffer ETF – April

Innovator International Developed Power Buffer ETF – May

Innovator International Developed Power Buffer ETF – June

Innovator International Developed Power Buffer ETF – July

Innovator International Developed Power Buffer ETF – September

Innovator International Developed Power Buffer ETF – October

Innovator International Developed Power Buffer ETF – November

Innovator International Developed Power Buffer ETF – December

Innovator Emerging Markets Power Buffer ETF – January

Innovator Emerging Markets Power Buffer ETF – April

Innovator Emerging Markets Power Buffer ETF – July

Innovator Emerging Markets Power Buffer ETF – October

Innovator 20+ Year Treasury Bond 5 Floor ETF – Quarterly

Innovator 20+ Year Treasury Bond 9 Buffer ETF – July

Innovator Double Stacker 9 Buffer ETF – January

Innovator Double Stacker ETF – January

Innovator Triple Stacker ETF – January

Innovator U.S. Equity Accelerated 9 Buffer ETF – January

Innovator U.S. Equity Accelerated ETF – January

Innovator U.S. Equity Accelerated Plus ETF – January

Innovator Growth Accelerated Plus ETF – January

Innovator U.S. Equity Accelerated 9 Buffer ETF – April

Innovator U.S. Equity Accelerated ETF – April

Innovator U.S. Equity Accelerated Plus ETF – April

Innovator Growth Accelerated Plus ETF – April

Innovator U.S. Equity Accelerated 9 Buffer ETF – July

Innovator U.S. Equity Accelerated ETF – July

Innovator U.S. Equity Accelerated Plus ETF – July

Innovator Growth Accelerated Plus ETF – July

Innovator U.S. Equity Accelerated 9 Buffer ETF – October

Innovator U.S. Equity Accelerated ETF – October

Innovator U.S. Equity Accelerated Plus ETF – October

Innovator Growth Accelerated Plus ETF – October

Innovator U.S. Equity Accelerated ETF – Quarterly

Innovator Growth Accelerated ETF – Quarterly

Innovator Defined Wealth Shield ETF

Innovator Premium Income 10 Barrier ETF – April

Innovator Premium Income 20 Barrier ETF – April

Innovator Premium Income 30 Barrier ETF – April

Innovator Premium Income 40 Barrier ETF – April

Innovator Equity Defined Protection ETF – 2 Yr to April 2026

Innovator Premium Income 9 Buffer ETF – April

Innovator Premium Income 15 Buffer ETF – April

Innovator Premium Income 10 Barrier ETF – July

Innovator Premium Income 20 Barrier ETF – July

Innovator Premium Income 30 Barrier ETF – July

Innovator Premium Income 40 Barrier ETF – July

Innovator Premium Income 10 Barrier ETF – October

Innovator Premium Income 20 Barrier ETF – October

Innovator Premium Income 30 Barrier ETF – October

Innovator Premium Income 40 Barrier ETF – October

Innovator Equity Defined Protection ETF – 2 Yr to July 2025

Innovator Premium Income 9 Buffer ETF – October

Innovator Premium Income 15 Buffer ETF – October

Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly

Innovator U.S. Equity 10 Buffer ETF – Quarterly

Innovator Equity Defined Protection ETF – 2 Yr to January 2026

Innovator Premium Income 10 Barrier ETF – January

Innovator Premium Income 20 Barrier ETF – January

Innovator Premium Income 30 Barrier ETF – January

Innovator Premium Income 40 Barrier ETF – January

Innovator Premium Income 9 Buffer ETF – January

Innovator Premium Income 15 Buffer ETF – January